UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2023

VERRA MOBILITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37979	81-3563824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 N. Alma School Road Mesa, Arizona (Address of principal executive offices)	85201 (Zip Code)

(480) 443-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Class A common stock, par value $0.0001 per share	VRRM	Nasdaq Capital Market
Warrants to purchase Class A Common Stock	VRRMW	OTC Pink Marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2023, Verra Mobility Corporation (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors, approved the Verra Mobility Corporation Amended and Restated 2018 Equity Incentive Plan (the “Amended and Restated Plan”) to, among other things, increase the maximum number of shares of Class A Common Stock available for awards by an additional 5,000,000 shares. A summary of the Amended and Restated Plan is set forth in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 10, 2023, which description is incorporated by reference herein. That summary and the foregoing description of the Amended and Restated Plan do not purport to be complete and are qualified in their entirety by reference to the Amended and Restated Plan, which is attached to this Current Report on Form 8-K and incorporated herein by reference in its entirety as Exhibit 10.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on four proposals. The proposals are described in the Proxy Statement. As of March 24, 2023, the record date for the Annual Meeting, there were 149,769,629 shares of the Company’s Class A Common Stock issued, outstanding and entitled to vote on the proposals voted on at the Annual Meeting. The voting results for each of the proposals are set forth below.

1.
Election of Directors. The Company’s stockholders elected, by the vote indicated below, the following three persons as Class II directors of the Company, each to serve as such until the Company’s annual meeting of stockholders to be held in 2026, or until his respective successor is duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Patrick Bryne	115,509,820	4,300,304	7,117,004
David Roberts	118,047,082	1,763,042	7,117,004
John Rexford	80,631,720	39,178,404	7,117,004
2.
Approval of Executive Compensation. The Company’s stockholders approved, on a non-binding basis, the compensation of the Company’s named executive officers as described in the Proxy Statement, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
111,636,608	7,750,324	423,192	7,117,004
3.
Approval of the Amended and Restated Equity Incentive Plan. The Company’s stockholders approved the Amended and Restated Plan, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
116,923,667	2,874,513	11,944	7,117,004
4.
Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm. The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, by the vote indicated below:

Votes For	Votes Against	Abstentions
126,526,497	333,419	67,212

No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits
10.1	Verra Mobility Corporation Amended and Restated 2018 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2023	Verra Mobility Corporation

	By:	/s/ Craig Conti
	Name:	Craig Conti
	Title:	Chief Financial Officer